Exhibit 99.2

FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements, include, but are not limited to:
☐ difficult conditions in global capital markets and the economy;
☐ deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and fluctuations in interest rates;
☐ ratings downgrades could affect investment values and, therefore, statutory surplus;
☐ the adequacy of our loss reserves and loss expense reserves;
☐ the frequency and severity of natural and man-made catastrophic events, including, but not limited to, hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, explosions, severe winter weather, floods, and fires;
☐ adverse market, governmental, regulatory, legal, or judicial conditions or actions;
☐ the concentration of our business in the Eastern Region;
☐ the cost and availability of reinsurance;
☐ our ability to collect on reinsurance and the solvency of our reinsurers;
☐ uncertainties related to insurance premium rate increases and business retention;
☐ changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
☐ recent federal financial regulatory reform provisions that could pose certain risks to our operations;
☐ our ability to maintain favorable ratings from rating agencies, including A.M. Best, Standard & Poor’s, Moody’s and Fitch;
☐ our entry into new markets and businesses; and
☐ other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

	Quarter ended										Year-to-date
	June 30,		Mar. 31,		Dec. 31,		Sept. 30,		June 30,		June 30,		June 30,
($ and shares in millions, except per share data)	2017		2017		2016		2016		2016		2017		2016

For Period Ended
Net premiums written	$613.8		598.7		515.0		578.8		578.1		1,212.5		1,143.5
Change in net premiums written, from comparable prior year period	6%		6		9		6		9		6		9

Underwriting income, before-tax	$30.3		49.2		35.2		32.0		43.8		79.5		84.7
Net investment income earned, before-tax	41.4		37.4		35.4		33.4		31.2		78.8		62.0
Net realized investment gains (losses), before-tax	1.7		(1.0)		(7.7)		3.7		1.8		0.7		(0.9)

Net income	$41.4		50.4		39.4		38.5		43.6		91.9		80.6
Operating income*	40.3		51.1		44.4		36.1		42.5		91.4		81.2

At Period End
Total assets	7,528.2		7,404.1		7,355.8		7,363.2		7,189.6		7,528.2		7,189.6
Total invested assets	5,503.0		5,460.8		5,364.9		5,368.4		5,266.5		5,503.0		5,266.5
Stockholders' equity	1,652.6		1,592.6		1,531.4		1,574.9		1,552.7		1,652.6		1,552.7
Shares outstanding	58.4		58.2		58.0		57.9		57.8		58.4		57.8

Per Share and Share Data

Net income per diluted share	$0.70		0.85		0.67		0.66		0.74		1.55		1.38
Operating income per diluted share*	0.68		0.86		0.75		0.62		0.72		1.54		1.39

Weighted average diluted shares outstanding	59.2		59.1		58.9		58.7		58.6		59.2		58.6

Book value per share	$28.32		27.34		26.42		27.22		26.86		28.32		26.86

Dividends paid per share	0.16		0.16		0.16		0.15		0.15		0.32		0.30

Financial Ratios

Loss and loss expense ratio	60.2%		56.6		58.4		58.3		56.1		58.4		56.5
Underwriting expense ratio	34.2		34.6		35.2		35.7		35.4		34.4		35.2
Dividends to policyholders ratio	0.3		-		-		0.1		0.3		0.2		0.3
GAAP combined ratio	94.7%		91.2		93.6		94.1		91.8		93.0		92.0

Annualized ROE	10.2		12.9		10.1		9.8		11.5		11.5		10.9

Annualized operating ROE*	9.9		13.1		11.4		9.2		11.2		11.5		11.0

Debt to total capitalization	21.0		21.6		22.3		21.2		20.0		21.0		20.0

Net premiums written to policyholders' surplus	1.4	x	1.4	x	1.4	x	1.4	x	1.4	x	1.4	x	1.4	x

Invested assets per dollar of stockholders' equity	$3.33		3.43		3.50		3.41		3.39		3.33		3.39

* Non-GAAP measure. Refer to Page 13 for definition.

1

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions)	2017	2017	2016	2016	2016	2017	2016

Revenues
Net premiums earned	$568.0	560.9	552.8	542.4	531.9	1,128.9	1,054.4
Net investment income earned	41.4	37.4	35.4	33.4	31.2	78.8	62.0
Net realized investment gains (losses)	3.0	2.4	(3.7)	4.0	2.3	5.4	3.2
Other-than-temporary impairments	(1.2)	(3.5)	(4.0)	(0.3)	(0.5)	(4.7)	(4.1)
Other income	3.3	3.2	1.9	2.2	3.9	6.5	4.8
Total revenues	614.5	600.5	582.4	581.7	568.7	1,215.0	1,120.2

Expenses
Losses and loss expenses incurred	341.6	317.5	322.9	316.3	298.5	659.0	595.6
Policy acquisition costs	196.8	196.2	196.0	193.8	190.7	393.1	374.0
Interest expense	6.1	6.1	5.8	5.7	5.6	12.2	11.2
Other expenses	11.1	13.1	7.3	10.4	11.6	24.2	25.2
Total expenses	555.6	532.9	532.0	526.2	506.4	1,088.5	1,006.0

Income before federal income tax	58.9	67.6	50.3	55.4	62.3	126.5	114.2
Federal income tax expense	17.5	17.1	11.0	16.9	18.7	34.6	33.6

Net income	$41.4	50.4	39.4	38.5	43.6	91.9	80.6

Exclude: Net realized investment (gains) losses, after tax	(1.1)	0.7	5.0	(2.4)	(1.1)	(0.4)	0.6

Operating income *	$40.3	51.1	44.4	36.1	42.5	91.4	81.2

Weighted average shares outstanding (diluted)	59.2	59.1	58.9	58.7	58.6	59.2	58.6

Net income per share (diluted)	$0.70	0.85	0.67	0.66	0.74	1.55	1.38

Operating income per share (diluted) *	$0.68	0.86	0.75	0.62	0.72	1.54	1.39

* Non-GAAP measure. Refer to Page 13 for definition.

   Note: Amounts may not foot due to rounding.

2

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
($ in millions, except per share data)	2017	2017	2016	2016	2016

ASSETS
Investments
Fixed income securities, held-to-maturity, at carrying value	$72.5	84.8	101.6	130.5	160.3
Fixed income securities, available-for-sale, at fair value	5,018.7	4,867.0	4,792.5	4,832.5	4,671.8
Equity securities, available-for-sale, at fair value	161.7	154.9	146.8	147.3	152.9
Short-term investments	133.7	247.2	221.7	169.6	205.5
Other investments	116.4	106.8	102.4	88.5	76.1
Total investments	5,503.0	5,460.8	5,364.9	5,368.4	5,266.5
Cash	8.6	0.5	0.5	1.5	1.5
Interest and dividends due or accrued	40.2	40.2	40.2	39.9	39.9
Premiums receivable, net of allowance	764.3	707.7	681.6	711.6	706.6
Reinsurance recoverable, net of allowance	601.9	580.4	621.5	640.0	592.4
Prepaid reinsurance premiums	151.9	145.4	146.3	152.0	145.5
Current federal income tax	-	-	2.5	-	-
Deferred federal income tax	60.4	72.2	84.8	41.7	47.7
Property and equipment, net of accumulated depreciation and amortization	66.3	68.5	69.6	69.8	68.6
Deferred policy acquisition costs	234.9	227.6	222.6	235.9	228.6
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	88.8	92.9	113.5	94.6	84.5

Total assets	$7,528.2	7,404.1	7,355.8	7,363.2	7,189.6

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for losses and loss expenses	$3,731.2	3,679.5	3,691.7	3,686.6	3,590.2
Unearned premiums	1,352.1	1,299.8	1,262.8	1,306.3	1,263.5
Short-term debt	-	-	-	45.0	60.0
Long-term debt	438.9	438.8	438.7	378.6	328.4
Current federal income tax	2.1	11.6	-	6.5	8.7
Accrued salaries and benefits	103.2	96.3	132.9	103.6	118.7
Other liabilities	248.2	285.6	298.4	261.8	267.4
Total liabilities	$5,875.6	5,811.5	5,824.5	5,788.3	5,636.9

Stockholder's Equity
Preferred stock of $0 par value per share	$-	-	-	-	-
Common stock of $2 par value per share	204.3	204.1	203.2	203.0	202.9
Additional paid-in capital	360.0	354.2	347.3	342.8	340.1
Retained earnings	1,641.8	1,609.9	1,568.9	1,538.9	1,509.2
Accumulated other comprehensive income (loss)	24.5	2.1	(16.0)	62.2	72.0
Treasury stock, at cost	(578.0)	(577.7)	(572.1)	(572.1)	(571.5)
Total stockholders' equity	$1,652.6	1,592.6	1,531.4	1,574.9	1,552.7
Commitments and contingencies

Total liabilities and stockholders' equity	$7,528.2	7,404.1	7,355.8	7,363.2	7,189.6

Note: Amounts may not foot due to rounding

3

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS

(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2017	2017	2016	2016	2016	2017	2016

Book value per share
Stockholders' equity	$1,652.6	1,592.6	1,531.4	1,574.9	1,552.7	1,652.6	1,552.7
Common shares issued and outstanding, at period end	58.4	58.2	58.0	57.9	57.8	58.4	57.8
Book value per share	$28.32	27.34	26.42	27.22	26.86	28.32	26.86
Book value per share excluding unrealized gain (loss) on fixed income securities	27.25	26.65	25.98	25.53	25.00	27.25	25.00

Financial results (after-tax)
Underwriting income	19.7	32.0	22.9	20.8	28.5	51.7	55.1
Net investment income	30.3	27.5	26.4	24.9	23.5	57.8	47.1
Interest expense	(4.0)	(4.0)	(3.8)	(3.7)	(3.7)	(7.9)	(7.3)
Other expense	(5.8)	(4.4)	(1.1)	(5.9)	(5.9)	(10.1)	(13.6)
Net realized gains (losses)	1.1	(0.7)	(5.0)	2.4	1.1	0.4	(0.6)
Total after-tax net income	41.4	50.4	39.4	38.5	43.6	91.9	80.6

Return on average equity
Insurance segments	4.9%	8.2	5.9	5.3	7.5	6.5	7.5
Net investment income	7.5	7.0	6.8	6.4	6.2	7.3	6.4
Interest expense	(1.0)	(1.0)	(1.0)	(0.9)	(1.0)	(1.0)	(1.0)
Other expense	(1.5)	(1.1)	(0.3)	(1.6)	(1.5)	(1.3)	(1.9)
Net realized gains (losses), net of tax at 35%	0.3	(0.2)	(1.3)	0.6	0.3	-	(0.1)
Annualized ROE	10.2	12.9	10.1	9.8	11.5	11.5	10.9
Exclude: Net realized (gains) losses, net of tax at 35%	(0.3)	0.2	1.3	(0.6)	(0.3)	-	0.1
Annualized Operating ROE*	9.9%	13.1	11.4	9.2	11.2	11.5	11.0

Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$25.0	25.0	25.0	25.0	-	25.0	-
1.56% Borrowings from FHLBNY	25.0	25.0	25.0	25.0	-	25.0	-
3.03% Borrowings from FHLBI	60.0	60.0	60.0	-	-	60.0	-
0.63% Borrowings from FHLBI	-	-	-	-	15.0	-	15.0
1.25% Borrowings from FHLBI	-	-	-	45.0	45.0	-	45.0
7.25% Senior notes	49.7	49.7	49.6	49.6	49.6	49.7	49.6
6.70% Senior notes	99.0	99.0	99.0	98.9	98.9	99.0	98.9
5.875% Senior notes	180.2	180.2	180.1	180.0	179.9	180.2	179.9
Total debt	438.9	438.8	438.7	423.6	388.4	438.9	388.4
Stockholders' equity	1,652.6	1,592.6	1,531.4	1,574.9	1,552.7	1,652.6	1,552.7
Total capitalization	$2,091.5	2,031.4	1,970.1	1,998.5	1,941.1	2,091.5	1,941.1
Ratio of debt to total capitalization	21.0%	21.6	22.3	21.2	20.0	21.0	20.0

Policyholders' surplus	$1,653.2	1,622.3	1,583.8	1,551.2	1,506.5	1,653.2	1,506.5

* Non-GAAP measure. Refer to Page 13 for definition.

   Note: Amounts may not foot due to rounding

4

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS

STATEMENT OF OPERATIONS

(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2017		2017	2016	2016	2016	2017	2016

Underwriting results
Net premiums written	$613.8		598.7	515.0	578.8	578.1	1,212.5	1,143.5
Change in net premiums written, from comparable prior year period	6%		6	9	6	9	6	9

Net premiums earned	$568.0		560.9	552.8	542.4	531.9	1,128.9	1,054.4
Losses and loss expenses incurred	341.6		317.5	322.9	316.3	298.5	659.0	595.6
Net underwriting expenses incurred	194.2		194.3	194.8	193.6	188.1	388.5	370.8
Dividends to policyholders	1.9		(0.1)	(0.2)	0.5	1.6	1.8	3.3
GAAP underwriting gain	$30.3		49.2	35.2	32.0	43.8	79.5	84.7

Catastrophe losses	$29.3		12.2	26.6	10.4	8.4	41.5	22.8
(Favorable) prior years' casualty reserve development	(14.3)		(14.4)	(23.0)	(19.0)	(10.0)	(28.7)	(27.0)

Underwriting ratios
Loss and loss expenses ratio	60.2%		56.6	58.4	58.3	56.1	58.4	56.5
Underwriting Expense ratio	34.2		34.6	35.2	35.7	35.4	34.4	35.2
Dividends to policyholders ratio	0.3		-	-	0.1	0.3	0.2	0.3
Combined ratio	94.7%		91.2	93.6	94.1	91.8	93.0	92.0

Catastrophe losses	5.2	pts	2.2	4.8	1.9	1.6	3.7	2.2
(Favorable) prior years' casualty reserve development	(2.5	) pts	(2.6)	(4.2)	(3.5)	(1.9)	(2.5)	(2.6)
Combined ratio before catastrophes	89.5%		89.0	88.8	92.2	90.2	89.3	89.8

Combined ratio before catastrophes and prior years' development	92.0		91.6	93.0	95.7	92.1	91.8	92.4

Other Statistics
Non-catastrophe property losses	$73.3		71.4	70.0	78.5	64.3	144.7	130.8
Non-catastrophe property losses	12.9	pts	12.7	12.7	14.5	12.1	12.8	12.4
Direct new business	$136.1		124.7	123.8	125.4	130.5	260.8	248.1

Note: Amounts may not foot due to rounding.

5

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES

STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA

(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2017		2017	2016	2016	2016	2017	2016

Underwriting results
Net premiums written	$478.9		483.5	392.2	449.5	449.0	962.5	904.1
Change in net premiums written, from comparable prior year period	7%		6	10	9	9	6	9

Net premiums earned	$443.6		438.4	429.7	421.6	411.3	882.0	814.2
Losses and loss expenses incurred	252.9		241.6	230.3	238.2	221.6	494.4	445.0
Net underwriting expenses incurred	154.0		154.4	154.4	152.7	147.9	308.4	294.8
Dividends to policyholders	1.9		(0.1)	(0.2)	0.5	1.6	1.8	3.3
GAAP underwriting gain	$34.8		42.5	45.2	30.1	40.2	77.3	71.1

Catastrophe losses	$17.0		6.9	13.6	6.2	3.6	23.9	15.3
(Favorable) prior years' casualty reserve development	(17.3)		(16.4)	(28.5)	(19.0)	(12.0)	(33.7)	(30.0)

Underwriting ratios
Loss and loss expenses ratio	57.1%		55.1	53.6	56.5	53.9	56.0	54.7
Underwriting expense ratio	34.7		35.2	35.9	36.3	35.9	35.0	36.2
Dividends to policyholders ratio	0.4		-	-	0.1	0.4	0.2	0.4
Combined ratio	92.2%		90.3	89.5	92.9	90.2	91.2	91.3

Catastrophe losses	3.8	pts	1.6	3.2	1.5	0.9	2.7	1.9
(Favorable) prior years' casualty reserve development	(3.9	) pts	(3.7)	(6.6)	(4.5)	(2.9)	(3.8)	(3.7)
Combined ratio before catastrophes	88.4%		88.7	86.3	91.4	89.3	88.5	89.4

Combined ratio before catastrophes and prior years' development	92.3		92.4	92.9	95.9	92.2	92.3	93.1

Other statistics
Non-catastrophe property losses	$48.2		49.8	45.6	51.6	41.6	98.0	85.2
Non-catastrophe property losses	10.9	pts	11.4	10.6	12.2	10.1	11.1	10.5
Direct new business	$98.0		89.5	85.2	89.2	95.5	187.5	183.2
Renewal pure price increases	3.1%		3.0	2.7	2.5	2.6	3.1	2.7
Retention	83%		85	84	84	83	83	83

Note: Amounts may not foot due to rounding.

6

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES

STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA

(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2017		2017	2016	2016	2016	2017	2016

Underwriting results
Net premiums written	$78.1		64.7	68.1	76.2	75.6	142.8	137.5
Change in net premiums written, from comparable prior year period	3%		4	3	(1)	(1)	4	(2)

Net premiums earned	$71.7		71.2	70.9	68.7	70.8	142.9	141.0
Losses and loss expenses incurred	54.7		44.3	54.3	41.6	42.2	99.0	81.9
Net underwriting expenses incurred	22.7		21.8	23.2	22.8	22.5	44.5	44.4
GAAP underwriting (loss) gain	$(5.8)		5.1	(6.6)	4.3	6.1	(0.7)	14.7

Catastrophe losses	$9.4		3.9	11.4	2.5	2.1	13.3	4.3
Unfavorable prior years' casualty reserve development	3.0		2.0	2.5	-	-	5.0	-

Underwriting ratios
Loss and loss expenses ratio	76.3%		62.2	76.5	60.5	59.6	69.3	58.1
Underwriting expense ratio	31.7		30.6	32.8	33.3	31.8	31.2	31.5
Combined ratio	108.0%		92.8	109.3	93.8	91.4	100.5	89.6

Catastrophe losses	13.0	pts	5.5	16.0	3.6	3.0	9.3	3.1
Unfavorable prior years' casualty reserve development	4.2	pts	2.8	3.5	—	—	3.5	—
Combined ratio before catastrophes	95.0%		87.3	93.3	90.2	88.4	91.2	86.5

Combined ratio before catastrophes and prior years' development	90.8		84.5	89.8	90.2	88.4	87.7	86.5

Other Statistics
Non-catastrophe property losses	$20.0		16.3	17.6	18.9	18.4	36.4	34.7
Non-catastrophe property losses	27.9	pts	22.9	24.8	27.6	25.9	25.4	24.6
Direct new business	$13.2		11.4	10.7	12.0	9.6	24.6	17.0
Renewal pure price increases	2.6%		2.7	4.1	4.7	5.2	2.7	5.1
Retention	84%		84	84	83	83	84	82

Note: Amounts may not foot due to rounding.

7

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES

STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA

(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2017		2017	2016	2016	2016	2017	2016

Underwriting results
Net premiums written	$56.8		50.5	54.8	53.0	53.6	107.2	101.9
Change in net premiums written, from comparable prior year period	6%		4	6	(2)	18	5	23

Net premiums earned	$52.8		51.2	52.1	52.2	49.8	104.0	99.2
Losses and loss expenses incurred	34.0		31.6	38.3	36.5	34.6	65.6	68.7
Net underwriting expenses incurred	17.5		18.1	17.3	18.1	17.7	35.5	31.6
GAAP underwriting gain (loss)	$1.3		1.6	(3.5)	(2.4)	(2.5)	2.9	(1.1)

Catastrophe losses	$3.0		1.4	1.6	1.7	2.7	4.4	3.2
Unfavorable prior years' casualty reserve development	-		-	3.0	-	2.0	-	3.0

Underwriting ratios
Loss and loss expenses ratio	64.4%		61.7	73.5	69.9	69.5	63.0	69.3
Underwriting expense ratio	33.1		35.2	33.1	34.6	35.6	34.2	31.8
Combined ratio	97.5%		96.9	106.6	104.5	105.1	97.2	101.1

Catastrophe losses	5.7	pts	2.7	3.1	3.3	5.4	4.2	3.2
Unfavorable prior years' casualty reserve development	-	pts	-	5.8	-	4.0	-	3.0
Combined ratio before catastrophes	91.8%		94.2	103.5	101.2	99.7	93.0	97.9

Combined ratio before catastrophes and prior years' development	91.8		94.2	97.7	101.2	95.7	93.0	94.9

Other Statistics
Non-catastrophe property losses	$5.1		5.3	6.8	7.9	4.4	10.4	10.8
Non-catastrophe property losses	9.7	pts	10.3	13.0	15.2	8.7	10.0	10.9
Direct new business	$24.9		23.8	27.9	24.2	25.4	48.7	47.9
Price increases	3.7%		7.1	4.6	5.8	4.3	5.6	4.1

Note: Amounts may not foot due to rounding.

8

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME

(Unaudited)

	Quarter Ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2017	2017	2016	2016	2016	2017	2016

Net Investment Income
Fixed income securities
Taxable	$28.4	27.5	23.9	22.5	21.2	55.8	42.2
Tax-exempt	9.3	9.4	9.6	10.0	10.6	18.7	21.2
Total fixed income securities	37.7	36.9	33.5	32.5	31.8	74.6	63.4
Equity securities	1.4	1.5	1.4	1.5	2.2	2.9	4.4
Other investments	5.2	1.6	3.0	1.6	(0.6)	6.8	(1.7)
Short-term investments	0.4	0.3	0.2	0.2	0.1	0.6	0.3
Investment income	44.7	40.2	38.1	35.8	33.5	84.9	66.5
Investment expenses	(3.3)	(2.8)	(2.6)	(2.4)	(2.3)	(6.1)	(4.5)
Investment tax expense	(11.1)	(10.0)	(9.0)	(8.5)	(7.7)	(21.1)	(14.9)
Total net investment income, after-tax	$30.3	27.5	26.4	24.9	23.5	57.8	47.1

Net realized capital gains (losses)
Fixed income securities	$2.6	2.0	(6.8)	2.2	0.4	4.6	0.9
Equity securities	0.3	-	3.1	1.9	2.0	0.4	2.3
Short term	-	-	-	-	-	-	-
Other investments	-	0.5	-	-	-	0.5	-
Gross gains (losses)	3.0	2.4	(3.7)	4.0	2.3	5.4	3.2
Other-than-temporary impairment losses	(1.2)	(3.5)	(4.0)	(0.3)	(0.5)	(4.7)	(4.1)
Total net realized capital gains (losses)	$1.7	(1.0)	(7.7)	3.7	1.8	0.7	(0.9)

Change in unrealized gains (losses)	$34.0	27.2	(110.0)	(16.7)	53.9	61.2	122.2

Average investment yields
Fixed income securities, before-tax	3.0%	3.0	2.7	2.6	2.6	3.0	2.7
Fixed income securities, after-tax	2.2	2.2	2.0	2.0	2.0	2.2	2.0

Total portfolio, before-tax	3.0%	2.8	2.6	2.5	2.4	2.9	2.4
Total portfolio, after-tax	2.2	2.0	2.0	1.9	1.8	2.1	1.8

Effective tax rate on net investment income	26.9%	26.6	25.5	25.4	24.6	26.8	24.0
New money purchase rates for fixed income securities, before-tax	3.0	3.1	3.0	2.9	3.5	3.1	3.0
New money purchase rates for fixed income securities, after-tax	2.2	2.1	2.1	2.0	2.4	2.1	2.1
Effective duration of fixed income portfolio including short term (in years)	3.7	3.6	3.8	3.7	3.7	3.7	3.7

Note: Amounts may not foot due to rounding.

9

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS

(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
	2017		2017		2016		2016		2016
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$5,094.3	92.5%	4,955.4	90.7	4,897.8	91.2	4,968.6	92.5	4,838.8	91.8
Equity securities, at fair value	161.7	2.9	154.9	2.8	146.8	2.7	147.3	2.7	152.9	2.9
Other investments	116.4	2.1	106.8	2.0	102.4	1.9	88.5	1.6	76.1	1.4
Short-term investments	133.7	2.4	247.2	4.5	221.7	4.1	169.6	3.2	205.5	3.9
Total investments	$5,506.1	100.0%	5,464.3	100.0	5,368.6	100.0	5,374.0	100.0	5,273.3	100.0

Fixed income portfolio, at carry value
U.S. government obligations	$68.0	1.3%	88.3	1.8	77.3	1.6	89.9	1.8	96.2	2.0
Foreign government obligations	18.7	0.4	32.6	0.7	26.9	0.5	9.5	0.2	9.0	0.2
State and municipal	1,458.7	28.7	1,349.9	27.3	1,457.4	29.8	1,551.5	31.3	1,594.2	33.0
Corporate	1,840.1	36.1	1,850.2	37.4	2,020.3	41.3	2,219.7	44.7	2,061.9	42.7
Collateralized loan obligations ("CLOs") and other asset-backed securities ("ABS")	702.5	13.8	678.4	13.7	529.0	10.8	284.5	5.7	258.8	5.4
Residential mortgage-backed securities ("RMBS")	724.0	14.2	688.6	13.9	525.2	10.7	538.9	10.9	551.6	11.4
Commercial mortgage-backed securities ("CMBS")	279.2	5.5	263.8	5.3	258.0	5.3	269.1	5.4	260.4	5.4
Total fixed income securities	$5,091.2	100.0%	4,951.8	100.0	4,894.1	100.0	4,963.0	100.0	4,832.1	100.0

Weighted average credit quality
Investment grade credit quality	$4,944.2	97.1%	4,807.3	97.0	4,747.7	96.9	4,805.6	96.7	4,755.6	98.3
Non-investment grade credit quality	150.1	2.9	148.1	3.0	150.0	3.1	163.1	3.3	83.3	1.7
Total fixed income securities, at fair value	$5,094.3	100.0%	4,955.4	100.0	4,897.9	100.0	4,968.6	100.0	4,838.9	100.0

Weighted average credit quality of fixed income portfolio	AA-		AA-		AA-		AA-		AA-

Expected maturities of fixed income securities at carry value
Due in one year or less	$341.0	6.7%	371.4	7.5	429.6	8.8	550.3	11.1	567.3	11.7
Due after one year through five years	2,124.7	41.7	2,026.9	40.9	2,179.1	44.5	2,466.0	49.7	2,491.1	51.6
Due after five years through 10 years	2,388.0	46.9	2,302.5	46.5	2,099.2	42.9	1,831.6	36.9	1,657.9	34.3
Due after 10 years	237.6	4.7	251.0	5.1	186.2	3.8	115.1	2.3	115.8	2.4
Total fixed income securities	$5,091.2	100.0%	4,951.8	100.0	4,894.1	100.0	4,963.0	100.0	4,832.1	100.0

Alternative investments	June 30, 2017
	Number	Original	Remaining	Current
Strategy	of Funds	Commitment	Commitment	Market Value
Private equity	22	$182.8	76.0	46.9
Private credit	12	126.0	57.4	29.9
Real assets	8	99.0	31.2	20.8
Total	42	$407.8	164.7	97.7

Note: Amounts may not foot due to rounding.

10

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Combined Insurance Company Subsidiaries

Statutory Results by Line of Business

Quarter Ended June 30, 2017

(Unaudited)

	Net			Net					Underwriting	Dividends to	Combined	Combined
	Premiums	Percent		Premiums	Percent		Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change		Earned	Change		Ratio	Ratio	Ratio	Ratio	2017	2016	Gain/(Loss)
Standard Personal Lines:

Homeowners	$35,095	(2.5	) %	$32,467	(2.8	) %	65.8	9.2	34.0	-	109.0	84.4	$(3,829)
Auto	41,071	8.2		37,663	5.0		67.7	10.8	33.0	-	111.5	104.3	(5,439)
Other (including flood)	1,941	19.2		1,542	0.7		87.9	(32.6)	(127.7)	-	(72.2)	(129.2)	3,162
Total	$78,107	3.3		$71,672	1.2		67.2	9.2	29.5	-	105.9	89.9	$(6,106)

Standard Commercial Lines:

Commercial property	81,971	3.3		78,052	6.1		58.2	5.6	37.5	0.1	101.4	78.2	(2,572)
Workers compensation	81,354	2.9		79,460	5.6		33.0	16.2	26.9	2.2	78.3	87.7	16,744
General liability	158,721	9.1		141,503	9.5		30.0	14.7	33.7	-	78.4	83.5	24,763
Auto	119,063	9.3		108,316	9.5		71.6	11.3	31.1	0.1	114.1	107.0	(18,643)
Businessowners' policies	25,121	(0.6)		24,989	1.4		32.5	11.3	38.0	-	81.8	82.4	4,490
Bonds	8,363	22.2		6,986	23.3		(17.6)	6.3	53.2	-	41.9	74.6	3,323
Other	4,324	5.9		4,288	8.8		(0.2)	(0.1)	56.6	-	56.3	56.4	1,852
Total	$478,917	6.7		$443,594	7.9		44.8	12.1	33.3	0.4	90.6	88.6	$29,957

E&S	$56,790	6.0		$52,764	5.9		51.5	12.8	32.7	-	97.0	102.7	$251

Total Insurance Operations	$613,814	6.2		$568,030	6.8		48.2	11.8	32.8	0.3	93.1	90.1	$24,102

Note: Amounts may not foot due to rounding.

		2017		2016
	Losses Paid	$253,507		$241,720
	LAE Paid	53,969		51,045
	Total Paid	$307,476		$292,765

11

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Combined Insurance Company Subsidiaries

Statutory Results by Line of Business

Year-to-Date Ended June 30, 2017

(Unaudited)

	Net			Net					Underwriting	Dividends to	Combined	Combined
	Premiums	Percent		Premiums	Percent		Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change		Earned	Change		Ratio	Ratio	Ratio	Ratio	2017	2016	Gain/(Loss)
Standard Personal Lines:

Homeowners	$61,630	(1.5	) %	$65,167	(1.7	) %	52.3	8.8	36.3	-	97.4	85.0	$3,001
Auto	77,791	8.1		74,613	4.1		66.8	10.8	33.2	-	110.8	104.5	(9,114)
Other (including flood)	3,382	12.8		3,093	1.2		71.4	(28.5)	(137.7)	-	(94.9)	(136.1)	6,426
Total	$142,803	3.8		$142,873	1.3		60.2	9.1	30.5	-	99.8	90.1	$313

Standard Commercial Lines:

Commercial property	162,474	4.8		154,443	7.4		50.8	5.4	37.6	(0.2)	93.7	84.8	6,747
Workers compensation	173,194	1.6		158,786	5.0		44.0	14.9	26.4	1.6	86.9	84.3	16,989
General liability	313,858	8.2		281,487	9.4		31.0	11.0	33.9	(0.1)	75.8	83.4	57,058
Auto	236,449	8.9		215,445	10.9		67.7	10.9	31.4	(0.1)	109.9	106.0	(28,027)
Businessowners' policies	51,321	2.5		49,834	2.6		39.4	11.3	37.6	-	88.3	88.6	5,283
Bonds	16,154	26.5		13,484	21.2		(3.8)	6.4	52.6	-	55.2	77.8	4,638
Other	9,015	5.4		8,529	9.7		(0.2)	0.1	55.7	-	55.6	55.1	3,513
Total	$962,465	6.5		$882,008	8.3		45.4	10.6	33.3	0.2	89.5	89.1	$66,201

E&S	$107,250	5.3		$104,003	4.8		48.6	14.6	33.3	-	96.5	100.6	$2,598

Total Insurance Operations	$1,212,518	6.0		$1,128,884	7.1		47.6	10.6	33.0	0.2	91.4	90.4	$69,111

Note: Amounts may not foot due to rounding.

		2017		2016
	Losses Paid	$495,486		$452,393
	LAE Paid	102,482		97,169
	Total Paid	$597,968		$549,562

12

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME TO OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES

(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions, except per share data)	2017	2017	2016	2016	2016	2017	2016

Reconciliation of net income to operating income
Net income	$41.4	50.4	39.4	38.5	43.6	91.9	80.6
Exclude: Net realized (gains) losses	(1.7)	1.0	7.7	(3.7)	(1.8)	(0.7)	0.9
Exclude: Tax on net realized (gains) losses	0.6	(0.4)	(2.7)	1.3	0.7	0.2	(0.3)
Operating income	$40.3	51.1	44.4	36.1	42.5	91.4	81.2

Reconciliation of net income per diluted share to operating income per diluted share
Net income per diluted share	$0.70	0.85	0.67	0.66	0.74	1.55	1.38
Exclude: Net realized (gains) losses	(0.03)	0.02	0.13	(0.06)	(0.03)	(0.01)	0.02
Exclude: Tax on net realized (gains) losses	0.01	(0.01)	(0.05)	0.02	0.01	-	(0.01)
Operating income per diluted share	$0.68	0.86	0.75	0.62	0.72	1.54	1.39

Reconciliation of annualized ROE to annualized operating ROE
Annualized ROE	10.2%	12.9	10.1	9.8	11.5	11.5	10.9
Exclude: Net realized (gains) losses	(0.4)	0.3	2.0	(0.9)	(0.5)	(0.1)	0.1
Exclude: Tax on net realized (gains) losses	0.1	(0.1)	(0.7)	0.3	0.2	0.1	-
Annualized operating ROE	9.9%	13.1	11.4	9.2	11.2	11.5	11.0

Operating income, operating income per diluted share, and operating return on equity differ from net income, net income per diluted share, and return on equity, respectively, by the exclusion of after-tax net realized gains and losses on investments and the results of discontinued operations, if any. They are used as important financial measures by management, analysts, and investors, because the realization of net investment gains and losses in any given period is largely discretionary as to timing. In addition, these net realized investment gains and losses, as well as other-than-temporary investment impairments that are charged to earnings and the results of discontinued operations, could distort the analysis of trends. These operating measurements are not intended as a substitute for net income, earnings per share, or return on equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income, net income per diluted share, and return on equity to operating income, operating income per diluted share, and operating return on equity, respectively, are provided in the tables above. Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners Accounting Practices and Procedures Manual and, therefore, is not reconciled to GAAP.

Note: Amounts may not foot due to rounding.

13

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of June 30, 2017
40 Wantage Avenue		A.M. Best	Standard & Poor’s	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+

Corporate Website:	Long-Term Debt Credit Rating	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:
Rohan Pai	REGISTRAR AND TRANSFER AGENT
Senior Vice President	Wells Fargo Shareowner Services
Investor Relations & Treasurer	P.O. Box 64854
Phone: 973-948-1364	St. Paul, MN 55164
Rohan.Pai@Selective.com	866-877-6351

Media Contact:
Jamie M. Beal
Assistant Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com

14